UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 23, 2024

CISO GLOBAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41227	83-4210278
(State or Other	(Commission File	(IRS Employer
Jurisdiction of Incorporation	Number)	Identification No.)

6900 E.Camelback Road, Suite 900
Scottsdale, Arizona	85251
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 389-3444

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	CISO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 23, 2024, our Board of Directors appointed Brett Chugg to fill a vacancy as a member of the Board of Directors for our company. Mr. Chugg will not serve on any committees.

Mr. Chugg, 56, has most recently served as Senior Managing Director at Koch Disruptive Technologies, a venture and growth equity investment group at Koch Industries and has served as a Director on several high-growth company boards. Mr. Chugg is qualified to serve due to his experience as an investor and leader in technology with global and multi-industry experience.

In connection with Mr. Chugg’s election to the Board he has been granted stock options for 500,000 shares in our company’s Common Stock which will vest over a two-year period which has been approved by the Board of Directors of the Company. Mr. Chugg will not receive any additional compensation as a Director of our company.

There are no family relationships between Mr. Chugg and any of our directors or executive officers. There have been no transactions since the beginning of our last fiscal year, and no transactions are currently proposed, in which we were or are to be a participant and in which either Mr. Chugg or any member of his immediate family had or will have any interest, that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

A copy of the Press Release announcing this appointment to our Board of Directors is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 27, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2024	CISO Global, Inc.

	By:	/s/ Debra L. Smith
	Name:	Debra L. Smith
	Title:	Chief Financial Officer